UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36473
(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On March 21, 2016, Trinseo S.A., a Luxembourg public limited liability company (société anonyme) (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. (the “Underwriter”) and Bain Capital Everest Manager Holding SCA (the “Selling Stockholder”), relating to the underwritten offering of 10,600,000 shares (the “Shares”) of the Company’s ordinary shares, nominal value $0.01 per share (the “Offering”).  All of the Shares are being sold by the Selling Stockholder.  The Underwriter has agreed to purchase the Shares from the Selling Stockholder pursuant to the Underwriting Agreement at a price of $35.63 per share.  In addition, pursuant to the Underwriting Agreement, the Company has agreed to purchase from the Underwriter 1,600,000 ordinary shares being sold by the Selling Stockholder to the Underwriter, at a price per share equal to the price being paid by the Underwriter to the Selling Stockholder, resulting in an aggregate purchase price of $57,008,000 (the “Share Repurchase”). The Company intends to fund the Share Repurchase with cash on hand.

The Offering is being made only by means of a prospectus.  A shelf registration statement (including a prospectus) relating to the offering of ordinary shares was filed with the SEC on March 15, 2016 and became effective on March 18, 2016 (Registration No. 333-210226) (the “Registration Statement”).  A prospectus supplement relating to the Offering was filed with the SEC on March 21, 2016.  The closing of the Offering and the Share Repurchase is expected to take place on March 24, 2016, subject to the satisfaction of customary closing conditions.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 21, 2016, by and among the Company, the Underwriter and the Selling Stockholder.
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

	By:	/s/ Angelo N. Chaclas
Name: Angelo N. Chaclas Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: March 24, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 21, 2016, by and among the Company, the Underwriter and the Selling Stockholder.
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.